DEBT	12 Months Ended
Dec. 31, 2022
DEBT
DEBT

9.DEBT

The short-term and long-term debt as of December 31, 2021 and 2022 were as follows:

	As of December 31,
	2021	2022
Short-term debt:
Long-term bank borrowings, current portion	2,464	208
Short-term bank borrowings	692	3,035
Convertible senior notes, current portion	3,029	—
FF&E liability, current portion	47	45
Total	6,232	3,288

Long-term debt:
Long-term bank borrowings, non-current portion	211	2,929
Convertible senior notes, non-current portion	3,158	3,463
FF&E liability, non-current portion	180	228
Others	16	15
Total	3,565	6,635

Bank borrowings

In December 2019, the Group entered into a EUR440 million term facility and US$500 million revolving credit facility agreement with several banks. As of December 31, 2021, the outstanding loan amount was EUR338 million and had been reclassified to long-term bank borrowings, current portion. As of December 31, 2022, the outstanding loan amount of EUR338 million has been fully paid off.

In January 2021, the Group entered into a twelve-year syndicated loan contract with facility amount of RMB650 expiring in December 2032. The loan is used for the construction project of the Group’s headquarters buildings. The interest rate resets every year, and is based on the People’s Bank of China five-year benchmark LPR minus certain basis points on the pricing date. The mortgage ratio covenant is related to this facility. The Group was fully in compliance with the further amended covenants as of December 31, 2022. As of December 31, 2021 and 2022, the outstanding loan amount is RMB53 and RMB53 respectively. The weighted average interest rate of borrowings drawn under this agreement was 4.41% and 4.19%, respectively. The interest was fully capitalized and with the amount of RMB1 and RMB2 million for the years ended December 31, 2021 and 2022, respectively.

In August 2022, the Group entered into a 3-year long-term facility of EUR220 million and RMB-equivalent of EUR110 million term facility, and EUR70 million revolving credit facility agreement with several banks. The EUR70 million revolving credit facility is available for 35 months after the date of the agreement. The interest rate on the loan for each interest period is the aggregate of the applicable Margin and EURIBOR or one-year benchmark LPR. The margin for each loan depends on the currency of loan, a loan denominated in EUR means 1.55% per annum and a loan denominated in RMB means -0.15% per annum. There are some financial covenants including interest cover, leverage and book equity related to this facility. As of December 31, 2022, the Group had drawn down EUR220 million, RMB equivalent of EUR110 million and EUR70 million under the facility agreement and repaid nil. For the year ended December 31, 2022, the weighted average interest rate of borrowings drawn under this agreement was 3.01%.

In October 2022, the Group entered into a one-year uncommitted term loan facility of up to US$123 million which is to be made by single drawing only. The Group had drawn down US$121 million under this agreement, the interest rate was fixed at 5.4% per annum. As of December 31, 2022, the outstanding loan amount was US$121 million.

In October 2022, the Group entered into a one-year USD dominated facility agreement that it could draw down no more than RMB1,000 with interest rate to be determined case-by-case. The Group had drawn down US$65 million as of December 31, 2022 under the facility agreement and repaid all the bank borrowings in advance in January 2023.

Convertible Senior Notes due 2022

On November 3, 2017, the Company issued US$475 million of Convertible Senior Notes (the “2022 Notes”). The 2022 Notes mature on November 1, 2022 and bear interest at a rate of 0.375% per annum, payable in arrears semi-annually on May 1 and November 1, beginning May 1, 2018.

Holders of the 2022 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2022 Notes can be converted into the Company’s ADSs at an initial conversion rate of 5.4869, before the ADSs split, of the Company’s ADSs per US$1,000 principal amount of the 2022 Notes (equivalent to an initial conversion price of US$182.25 per ADS before the ADSs split effected in May 2018). The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change (as defined in the Indenture) that occur prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption.

The holders were able to require the Company to repurchase all or portion of the 2022 Notes for cash on November 2, 2020, or upon a fundamental change, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

During the years ended December 31, 2020 and 2021, RMB0.06 and RMB0.04 of the 2022 Notes had been converted into 202 ADSs and 134 ADSs upon the holders’ request, respectively. As of December 31, 2021, the Group reclassified the 2022 Notes as short-term debt as the 2022 Notes mature on November 1, 2022. The Group had redeemed the remaining part of US$475 million of 2022 Notes on November 1, 2022.

ADS Lending Arrangement

Concurrent with the offering of the 2022 Notes, the Company entered into ADS lending agreements with the affiliates of the initial purchasers of the 2022 Notes (“ADS Borrowers”), pursuant to which the Company lent to the ADS Borrowers 2,606,278 ADSs (the “Loaned ADSs”) at a price equal to par, or $0.0004 per ADS before the ADSs split (“ADS lending arrangement”). The purpose of the ADS lending arrangements is to facilitate privately negotiated transactions in which the ultimate holders of the 2022 Notes may elect to hedge their investment in the related notes.

The Loaned ADSs must be returned to the Company by the earliest of (a) the maturity date of the 2022 Notes, November 1, 2022, (b) upon the Company’s election to terminate the ADS lending agreement at any time after the later of (x) the date on which the entire principal amount of the 2022 Notes ceases to be outstanding, and (y) the date on which the entire principal amount of any additional convertible securities that the Company has in writing consented to permit the ADS Borrower to hedge under the ADS lending agreement ceases to be outstanding, in each case, whether as a result of conversion, redemption, repurchase, cancellation or otherwise; and (c) the termination of the ADS lending agreement. The Company is not required to make any payment to the initial purchasers or ADS Borrower upon the return of the Loaned ADSs. The ADS Borrowers do not have the choice or option to pay cash in exchange for the return of the Loaned ADSs.

No collateral is required to be posted for the Loaned ADSs. The initial purchasers are required to remit to the Company any dividends paid to the holders of the Loaned ADSs. An ADS Borrower has the ability to vote without restriction. However, the ADS Borrowers have agreed not to vote on the Loaned ADSs.

In May 2018, the Company changed the ADS to ordinary share ratio from one ADS representing four ordinary shares to one ADS representing one ordinary share. Therefore, as of December 31, 2020 and 2021, the outstanding number of Loaned ADSs was 10,425,112. All these Loaned ADSs had been returned to the Company with the maturity of 2022 Notes, and was accounted for as an increase to the treasury shares.

Capped Call Options

In connection with the issuance of the 2022 Notes, the Group entered into capped call option transactions with some of the initial purchasers or their affiliates (the “Option Counterparties”) to reduce the potential dilution to existing shareholders of the Group upon conversion of the 2022 Notes. In June 2022, the Group and Option Counterparties terminated these capped call transactions before the conversion date of convertible notes on November 1, 2022 with the settlement amount of US$12.8 million, which was received by the Group in July 2022. The settlement amount of US$12.8 million was recorded as an increase to additional paid-in capital.

Convertible Senior Notes due 2026

On May 12, 2020, the Company issued US$450 million Convertible Senior Notes (the “2026 Notes”). On May 26, 2020, the Company issued an additional US$50 million in aggregate principal amount of the 2026 Notes pursuant to the exercise in full by the initial purchasers of an option to purchase additional notes. The 2026 Notes will mature on May 1, 2026 and bear interest at a rate of 3.00% per annum, payable in arrears semi-annually on May 1 and November 1 of each year, beginning on November 1, 2020. In 2020, proceeds to the Company were RMB3,499 (equivalently US$493 million), net of issuance costs of RMB49 (equivalently US$7 million).

Holders of the 2026 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2026 Notes can be converted into the Company’s ADSs at an initial conversion rate of 23.971 of the Company’s ADSs per US$1,000 principal amount of the 2026 Notes (equivalent to an initial conversion price of US$41.72 per ADS). The conversion rate is subject to adjustment in some events but is not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change (as defined in the Indenture) that occur prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption.

The holders may require the Company to repurchase all or portion of the 2026 Notes for cash on May 1, 2024, or in the event of certain fundamental changes, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

The Company accounted for the 2026 Notes as a single instrument. Issuance costs related to the 2026 Notes is recorded in consolidated balance sheet as a direct deduction from the principal amount of the 2026 Notes, and is amortized over the period from May 12, 2020, the date of issuance, to May 1, 2024, the first put date of the 2026 Notes, using the effective interest method.

FF&E Liability

The Group entered into several contracts with lessors to install furniture, fixtures and equipment (“FF&E”) in various leased hotels prior to the respective commencement date. Those transactions are classified as “failed” sale and leaseback transactions, as the control of the furniture, fixtures and equipment does not transfer to the lessor. Consequently, the received consideration from the lessor is accounted for as a liability. The current portion and non-current portion of FF&E liability are recorded in short-term debt and long-term debt, respectively.

Debt Maturities

The contractual maturities of the Group’s debt as of December 31, 2022 were as follows:

Year Ending December 31,	Principal Amounts
2023	3,287
2024	3,755
2025	2,735
2026	34
2027	28
Thereafter	100
Total	9,939